UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

DA-LITE SCREEN COMPANY, INC.

(Exact name of registrant as specified in its charter)

Indiana	333-116673	35-1013951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 North Detroit Street, P.O. Box 137, Warsaw, IN	46581
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 267-8101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2004, Da-Lite Screen Company, Inc., an Indiana corporation (the “Company”), and it shareholders entered into an Amended and Restated Shareholder Agreement (the “Agreement”). The Agreement is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Shareholder Agreement dated as of July 15, 2004 among Da-Lite Screen Company, Inc. and the shareholders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DA-LITE SCREEN COMPANY, INC.

By:	/s/ Jerry C. Young
Name:	Jerry C. Young
Title:	Vice President – Finance and Chief Financial Officer

Date: September 23, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Shareholder Agreement dated as of July 15, 2004 among Da-Lite Screen Company, Inc. and the shareholders named therein